UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
_____________________________________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
______________________________________________________________________

Date of Report (Date of earliest event reported): February 7, 2017

BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	1-11083	04-2695240
(State or other	(Commission	(IRS employer
jurisdiction of	file number)	identification no.)
incorporation)

300 Boston Scientific Way, Marlborough, Massachusetts	01752-1234
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (508) 683-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective February 7, 2017, Boston Scientific Corporation (the “Company”) entered into (a) a Second Amended and Restated Credit and Security Agreement (the “Second Amended and Restated Credit Agreement”) by and among Boston Scientific Funding LLC (the “Borrower”), the Company, as initial Servicer, Wells Fargo Bank, National Association and Sumitomo Mitsui Banking Corporation, New York Branch, as Lenders, Wells Fargo Bank, National Association and SMBC Nikko Securities America, Inc., as Co-Agents, and Wells Fargo Bank, National Association, as Administrative Agent, to (i) extend the term of the Amended and Restated Credit Agreement, dated as of November 7, 2007 (the “Credit Agreement”), through February 7, 2019, (ii) increase the aggregate commitments to $400,000,000, (iii) allow Lenders to extend credit directly or through conduits, (iv) allow Lenders, at the request of the Borrower, to extend LIBOR loans bearing interest by reference to Libor Market Index Rate, and (v) make certain other amendments to the Credit Agreement as set forth therein, and (b) a Second Amended and Restated Receivables Sale Agreement (the “Second Amended and Restated Receivables Sale Agreement”), by and among the Company, each of its direct or indirect wholly-owned subsidiaries that become a seller thereunder and Boston Scientific Funding LLC, to (i) incorporate the amendments to the Amended and Restated Receivables Sale Agreement, dated as of November 7, 2007 to date, and (ii) make other technical amendments thereto. In connection and concurrently with the foregoing, the Amended Fee Letter described in the Credit Agreement was amended and restated to modify certain fees thereunder.

Certain of the lenders party to the Second Amended and Restated Credit Agreement perform certain commercial banking, investment banking and advisory services for the Company from time to time.

The foregoing description of the Second Amended and Restated Credit Agreement and Second Amended and Restated Receivables Sale Agreement is qualified in its entirety by reference to the full text thereof, copies of which are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

10.1
Second Amended and Restated Credit and Security Agreement, dated as of February 7, 2017, by and among Boston Scientific Funding LLC, Boston Scientific Corporation, Wells Fargo Bank, National Association and Sumitomo Mitsui Banking Corporation, New York Branch, as Lenders, Wells Fargo Bank, National Association and SMBC Nikko Securities America, Inc., as Co-Agents, and Wells Fargo Bank, National Association, as Administrative Agent

10.2
Second Amended and Restated Receivables Sale Agreement, dated as of February 7, 2017, by and among Boston Scientific Corporation, each of its direct or indirect wholly-owned subsidiaries that become a seller thereunder and Boston Scientific Funding LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2017	BOSTON SCIENTIFIC CORPORATION

	By:	/s/ Vance R. Brown
Vance R. Brown
Vice President and Chief Corporate Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

10.1
Second Amended and Restated Credit and Security Agreement, dated as of February 7, 2017, by and among Boston Scientific Funding LLC, Boston Scientific Corporation, Wells Fargo Bank, National Association and Sumitomo Mitsui Banking Corporation, New York Branch, as Lenders, Wells Fargo Bank, National Association and SMBC Nikko Securities America, Inc., as Co-Agents, and Wells Fargo Bank, National Association, as Administrative Agent

10.2
Second Amended and Restated Receivables Sale Agreement, dated as of February 7, 2017, by and among Boston Scientific Corporation, each of its direct or indirect wholly-owned subsidiaries that become a seller thereunder and Boston Scientific Funding LLC